- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                                 THIS FILING CONSISTS OF 4 PAGES

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                      Date of Report:  September 12, 1996
                       (Date of earliest event reported)



                            SIGNATURE RESORTS, INC.



      MARYLAND                      COMMISSION FILE:                    95-4582157
(State or other jurisdiction           000-21193            (I.R.S. Employer Identification No.)
    of incorporation or
      organization)


                             911 WILSHIRE BOULEVARD
                                   SUITE 2250
                             LOS ANGELES, CA  90071
          (Address of principal executive offices, including zip code)



                                 (213) 622-2211
              (Registrant's telephone number, including area code)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
- ----------------------------------------------------

          On September 12, 1996, Ernst & Young LLP advised the Registrant that it was resigning as independent auditors for the Registrant. Ernst & Young LLP had been retained since the Registrant's inception and there have been no disagreements between the Registrant and Ernst & Young LLP with respect to accounting principles or practices, financial statement disclosure, auditing scope or procedures, which if not resolved to Ernst & Young LLP's satisfaction, would have resulted in a reference to the subject matters of the disagreement in its audit report. Since the Registrant's inception, Ernst & Young LLP's reports on the Registrant's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were the opinions qualified or modified as to uncertainty, audit scope, or accounting principles, nor were there any events of the type requiring disclosure under Item 304 (a)(1)(v) of Regulation S-K.

          On September 17, 1996, the Registrant retained the accounting firm of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 1996 following Board approval, which was obtained on September 16, 1996. The decision to retain Arthur Andersen LLP was based upon the prior relationship with a predecessor of the Registrant as auditors for the fiscal year ending December 31, 1994 and Arthur Anderson LLP's experience in the Registrant's industry, and was not motivated by any disagreements between the Registrant and Ernst & Young LLP concerning any accounting principles and/or policy matters. Since the Registrant's inception, the Registrant has not consulted with Arthur Andersen LLP with respect to the matters described in Item 304 (a) (2) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
- -----------------------------------------

(c) Exhibit

   16.1 Letter, dated September 18, 1996 from Ernst & Young LLP former independent auditors.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                           SIGNATURE RESORTS, INC.
                                           (Registrant)



Date:  September 18, 1996                  By: /s/ Steven C. Kenninger
                                               ________________________________
                                                Steven C. Kenninger
                                                Chief Operating Officer